Exhibit 99.1

1 Healthcare Trust, Inc. Second Quarter 2023 Investor Webcast Presentation

2 Q2’23 Company Overview (1) Based on total real estate investments, at cost of approximately $2.6 billion, net of gross market lease intangible liabiliti es of $29.4 million as of June 30, 2023. (2) Percentages are based on NOI for the three months ended June 30, 2023. See appendix for Non - GAAP reconciliations. (3) See Definitions in the Appendix for a full description. (4) As of August 2, 2023. See Definitions in the Appendix for a full description. (5) Refer to page 6 for additional information. (6) Renewal leasing activity from January 1, 2023 through August 15, 2023 HTI is a $2.6 billion (1) healthcare REIT with a high - quality portfolio focused on two segments, Medical Office Buildings (“MOB”) and Senior Housing Operating Properties (“SHOP”) High Quality Portfolio x High - quality portfolio featuring 202 properties that are 75% MOB and 25% SHOP (2) x Proactive MOB leasing activity with 12 lease renewals completed in Q2’23 totaling over 59,400 SF. Year to date (6) , HTI completed 35 lease renewals totaling over 207,500 SF at a positive Lease Renewal Rental Spread (3) of 5.4% x Geographically diversified portfolio across 33 states with select concentrations in states that management believes to have favorable demographic tailwinds Diligent Acquisition Program (5) x HTI is negotiating the acquisition of a two - property portfolio which would bring total YTD 2023 closed and pipeline acquisitions to $35 million at a weighted average cap rate of 7.6% and a weighted average lease term remaining of 10.2 years Resilient Performance x SHOP portfolio NOI improved by 14.1% to $8.1 million in Q2'23 from $7.1 million in Q2’22 as a result of increased revenue and reduced expenses x MOB portfolio NOI improved by 1.7% to $24.5 million in Q2'23 from $24.1 million in Q2’22 as revenues continued to increase as a result of accretive acquisitions and leasing activity x Collected nearly 100% of MOB Cash Rent (4) due in Q2'23 x HTI’s exposure to MOB, which management believes to have more predictable cash flows than SHOP assets, was 75% (2) as of Q2'23 x As of Q2'23, HTI maintained Net Leverage (3) of 38.9% Experienced Management Team x Proven track record with significant public REIT market experience x Dedicated SHOP management team that collectively has over 80 years of SHOP operating experience

3 (1) Based on total real estate investments, at cost of approximately $2.6 billion, net of gross market lease intangible liabiliti es of $29.4 million as of June 30, 2023. (2) See Definitions in the Appendix for a full description. For the SHOP portfolio, based on unit count as of June 30, 2023. (3) Annual base rent escalations increase the cash rent payments due in future periods. Approximately 92% of HTI’s MOB leases inc lud e such provisions, of which approximately 88% of leases are fixed - rate, 4% are based on the Consumer Price Index. Portfolio Snapshot HTI’s dynamic portfolio features an MOB portfolio that is approximately 91% occupied with embedded long - term cash rent growth and an over 4,100 - unit SHOP portfolio with significant Occupancy upside that is operated by four operators ($ in millions and SF in thousands) MOB SHOP Rentable Square Feet / Units (SHOP) 5,132 4,164 Properties 154 46 States 29 13 Real Estate assets at cost (1) $1,448 $1,123 Percentage of NOI 75.2% 24.8% Occupancy (2) 91.5% 73.3% Annual Base Rent Escalations 2.1% (3) Market Rates Weighted Average Remaining Lease Term (2) 4.8 Years N/A

4 75% 25% MOB SHOP PA 16% FL 12% IL 10% GA 9% IA 6% AZ 6% CA 5% MI 5% TX 5% WI 4% Other 22% Dynamic Portfolio Fundamentals HTI is focused on deploying capital into select, high - quality MOB and SHOP assets throughout the United States and increasing portfolio Occupancy Select Geographic Mix (1) Percentages are based on NOI for the three months ended June 30, 2023. See appendix for a reconciliation of aggregate NOI to agg regate GAAP net income. (2) Based on square feet as of June 30 , 2023. $ 33 million NOI (1) Diversified Geographically Across 34 States High - Quality Portfolio Top 10 States (2) x MOB portfolio that is diversified across 29 states and features long - term net leases to credit - worthy tenants with an average cash rental growth rate of 2.1% on approximately 92% of leases x Actively managed and resilient SHOP portfolio with significant Occupancy upside that is operated by four operators x Geographically diversified across 33 states with select state concentrations that management believes to have favorable demographic tailwinds x Collected nearly 100% of the original Cash Rent due across the MOB portfolio in Q2'23 Portfolio Highlights MOB SHOP

5 x DaVita (NYSE: DVA) and Fresenius (NYSE: FMS) are industry leading publicly traded companies with a combined market cap of $23 billion (1) x Streamlined SHOP portfolio to only four operators, including two industry leaders, as compared to over 15 operators in 2019 x Developed strong tenant relationships with leading medical institutions such as UPMC, a leading health enterprise with over 95,000 employees and 800 clinical locations x HTI remains committed to developing strong partnerships with leading healthcare brands which HTI believes benefits patients and other stakeholders Strategic Partners HTI leases its properties to top healthcare brands in well - established markets MOB SHOP (1) Market capitalization data as of June 30, 2023.

6 HTI has a two - property pipeline which would bring the total YTD 2023 closed and pipeline a cquisitions to $35 million at a weighted average cap rate of 7.6% and a weighted average lease term remaining of 10.2 years (1) Represents the contract purchase price and excludes acquisition costs which are capitalized per GAAP. The acquisition costs f or acquisitions completed during the six months ended June 30 , 2023, were $0.2 million. (2) See Definitions in the Appendix for a full description. (3) Weighted average remaining lease term is based on square feet as of the respective acquisition date for closed transactions. (4) As of August 15, 2023. (5) The PSA is subject to conditions, and there can be no assurance this, or any, acquisition will be completed on the contemplat ed terms, or at all. ($ in millions, square feet in thousands and lease term remaining in years) Diligent Acquisition Program 2023 Closed Transactions Property Type State Number of Properties Square Feet Purchase Price (1) Wtd. Avg. Cap Rate (2) Wtd. Avg. Lease Term Remaining (3) Closed Hope Orthopedics MOB: Single - Tenant OR 4 55 $20.0 12.0 Q1'23 St. Peter’s MOB MOB: Single - Tenant NY 1 17 $5.2 5.0 Q1'23 Total Closed as of Q2’2023 5 72 $25.2 7.6% 10.3 2023 Pipeline (4) Property Type State Number of Properties Square Feet Purchase Price (1) Wtd. Avg. Cap Rate (2) Wtd. Avg. Lease Term Remaining (3) Signed PSA (5) OSF Healthcare Two - Pack MOB: Single - Tenant IL 2 21 $9.8 7.5% 9.5 Q2'23 Total Pipeline 2023 2 21 $9.8 7.5% 9.5 Total 2023 Closed Transactions + 2023 Pipeline 7 93 $35.0 7.6% 10.2

7 Debt Capitalization ($mm) Q2'23 Mortgage Notes Payable $822 Fannie Mae Master Revolving Credit Facilities $349 Total Secured Debt $1,171 Total Unsecured Debt $0 Total Debt $1,171 Weighted Average Interest Rate (3) 5.5% Key Capitalization Metrics ($mm) Q2'23 Net Debt (1) $1,099 Liquidity (2) $72 Net Leverage 38.9% Balanced Capital Structure During Q2'23, HTI completed a $240 million mortgage loan which refinanced and terminated the Company’s Credit Facility and provided approximately $39 million of incremental proceeds Note: Metrics as of and for the three months ended June 30, 2023, and June 30, 2022. (1) See Definitions in the Appendix for a full description. (2) As of June 30, 2023, HTI had $71.7 million of cash and cash equivalents. (3) Weighted average interest rate based on balance outstanding as of June 30 , 2023. (4) Refer to Form 8 - K filed with the SEC on May 31 , 2023, for additional information. (5) Source: Federal Reserve Bank of New York. Capitalization Highlights Mortgage Debt ▪ $379 million mortgage loan with Capital One, at a 3.7% interest rate fixed by swap, that matures in 2026 ▪ $116 million CMBS loan with KeyBank, at a 4.6% fixed interest rate, that matures in 2028 ▪ $43 million CMBS financing with BMO, at a 2.9% fixed interest rate, that matures in 2031 ▪ In Q2’23, HTI entered into a $240 million mortgage loan secured by 62 of our MOB properties. Proceeds totaling approximately $196 million were used to repay all draws under the Company’s Credit Facility which was then terminated. After the repayment, the Company had approximately $39 million for general corporate purposes. The mortgage loan has a term of 10 years and a 6.5% interest rate (4) Credit Facilities ▪ Fannie Mae Master Credit Facilities : Consists of two facilities between KeyBank and Capital One. The credit facilities had a weighted average interest of 7.6 % as of June 30, 2023, and mature in 2026 Through April 2024, borrowings under HTI’s Fannie Mae Credit Facilities are capped at an attractive 3.5% SOFR rate, which is significantly less than the spot SOFR rate of 5.2% (5) as of August 14th, 2023

8 Key Operating Highlights In Q2'23, HTI increased MOB and SHOP NOI, and completed 12 lease renewals for a total of 59,480 SF, driving future MOB NOI growth. YTD, HTI completed 35 lease renewals totaling over 207,500 SF at a positive Lease Renewal Rental Spread of 5.4% Durable and Resilient MOB NOI Performance (1) x MOB portfolio NOI improved by 1.7% to $24.5 million in Q2’23 from $24.1 million in Q2’22 as revenues increased as a result of accretive acquisitions x SHOP portfolio NOI improved by 14.7% to $8.1 million in Q2'23 from $7.1 million in Q2’22 as a result of increased revenue and reduced expenses x HTI’s YTD MOB positive Lease Renewal Rental Spread of 5.4% proactively strengthens future NOI growth and increases WALT within the portfolio Operating Highlights $24.1 mm $24.5 mm Q2'22 Q2'23 $5.3 mm $5.6 mm Previous SLR SLR with new extensions 5.4% YTD MOB Lease Renewal Rental Spread (1) Percentages are based on NOI. See appendix for Non - GAAP reconciliations. Improved SHOP NOI Performance (1) $7.1 mm $8.1 mm Q2'22 Q2'23

9 Company Highlights In the second quarter, HTI continued to focus on increasing MOB Occupancy, acquiring high - quality MOB assets, improving SHOP NOI performance, and maintaining a conservative balance sheet x High - Quality Portfolio of 202 properties comprised of 75% MOB and 25% SHOP properties (1) x Diligent Acquisition Program (2) with total YTD 2023 closed and pipeline acquisitions of $35 million at a weighted average cap rate of 7.6% and a weighted average lease term remaining of 10.2 years x Resilient MOB Performance with an increase in MOB NOI to $24.5 million in Q2’23 compared to $24.1 million in Q2’22 and a YTD Lease Renewal Rental Spread of 5.4% across 207,577 SF x Improving SHOP NOI in Q2’23 to $8.1 million from $7.1 million in Q2’22, a 14.1% year - over - year increase as a result of increased revenues and reduced expenses x Streamlined SHOP Portfolio consisting of only four operators, including two industry leaders x Collected nearly 100% of the original Cash Rent due from the MOB portfolio in Q2'23 x Prudent Capitalization as of Q2'23 with Net Leverage of 38.9% x Experienced Management Team with a proven track record and significant public REIT experience (1) Percentages based on NOI for the three months ended June 30, 2023. See appendix for Non - GAAP reconciliations. (2) See page 6 for further details.

10 Experienced Leadership Team (1) (1) Scott Lappetito Chief Financial Officer, Secretary, and Treasurer Mr. Lappetito currently serves as the Chief Financial Officer, Treasurer and Secretary for HTI. Mr. Lappetito previously served as chief accounting officer from April 2019 until December 2021, and was the company’s controller from November 2017 through April 2019. Mr. Lappetito is a certified public accountant in the State of New York, holds a B.S. in accounting from The Pennsylvania State University and an M.B.A. from Villanova University. Leslie D. Michelson Non - Executive Chairman, Audit Committee Chair Mr. Michelson has served as the chairman of Private Health Management, a retainer - based primary care medical practice management company from April 2007 until February 2020, and executive chairman and a director since March 2020. Mr. Michelson served as Vice Chairman and Chief Executive Officer of the Prostate Cancer Foundation, the world’s largest private source of prostate cancer research funding, from April 2002 until December 2006 and served on its board of directors from January 2002 until April 2013. David Ruggiero Vice President, Acquisitions Mr. Ruggiero currently serves as Vice President at the Company’s advisor with a primary focus on acquisitions. Mr. Ruggiero has over 20 years of commercial real estate experience and has advised on over $3 billion in healthcare real estate dispositions, acquisitions and financings. He earned an MS in Finance from Kellstadt Graduate School of Business at DePaul University and a BA from DePaul University. Trent Taylor Senior Vice President, Asset Management Mr. Taylor currently serves as Vice President at the Company’s advisor with a primary focus on asset management and leasing. Mr. Taylor has over 12 years of commercial real estate and development experience. He earned an MS in Real Estate from New York University and BA in Accounting & Finance from the University of Central Florida. Michael Weil Chief Executive Officer Mr. Weil was named Healthcare Trust Inc.’s chief executive officer on August 23, 2018, which went into effect on September 12, 2018. He is a founding partner of AR Global and has served as a leading executive and board member on several publicly - traded and non - traded real estate companies. Additionally, he previously served as the Senior VP of sales and leasing for American Financial Realty Trust. Mr. Weil also served as president of the Board of Directors of the Real Estate Investment Securities Association (n/k/a ADISA). Michael Anderson General Counsel Mr. Anderson joined the Company’s advisor in 2013 and has served as General Counsel since 2020. In his capacity as the General Counsel, Mr. Anderson has advised on both public and private debt and equity transactions, mergers and corporate acquisitions, commercial real estate transactions and operational integration of acquired companies. He earned a J.D. with Summa Cum Laude honors from the University of Mississippi School of Law and a BA from University of Arizona. 1) Subject to the closing of the merger transaction between The Necessity Retail REIT (Nasdaq: RTL) and Global Net Lease (NYSE: GNL ) which is expected to close in the quarter ended September 30, 2023, Michael Weil will be resigning from his position as CEO of HTI. Michael Anderson will become the new CEO, subject to the closing of the Merger .

11 Dedicated SHOP Team Core team collectively have over 80 years of SHOP experience and have been with HTI’s Advisor for nearly five years. This experienced group plays an essential role in managing HTI’s SHOP portfolio Kimberly Holmes Vice President, Operational Analytics x 25 - year career in senior housing and hospitality x Her work on financial analysis, planning and benchmarking translates into operational plans and action items for the portfolio Lindsay Gordon Senior Vice President, Senior Housing x 27 - year career in senior housing in sales & operations at the community and regional level and corporate level x Her unique experience within senior housing helps support sales and operations for the portfolio Susan K. Rice, RN Vice President, Clinical Operations x 30 - year career in the healthcare industry x Extensive knowledge in clinical areas and processes to monitor and validate care outcomes, quality and compliance Michelle Stepinksy Vice President, Sales and Marketing x 25 years of experience in senior housing x Her vast knowledge of senior living supports the sales & marketing efforts for the portfolio

12 Legal Notice

13 Disclaimer References in this presentation to the “Company,” “we,” “us” and “our” refer to Healthcare Trust, Inc. (“ HTI”) and its consolidated subsidiaries. The statements in this presentation that are not historical facts may be forward - looking statements. These forward - looking state ments involve risks and uncertainties that could cause actual results or events to be materially different. Forward - looking statements may include, but are not limited to, statements regarding stockholder liquidity and investment value and returns. The words “anticipates,” “believes,” “expects,” “estimates, ” “ projects,” “plans,” “intends,” “may,” “will,” “would” and similar expressions are intended to identify forward - looking statements, although not all forward - loo king statements contain these identifying words. Actual results may differ materially from those contemplated by such forward - looking statements, including th ose set forth in the section titled Risk Factors of HTI’s Annual Report on Form 10 - K for the year ended December 31, 2022 filed on March 17, 2023 and all other filings with the Securities and Exchange Commission (the “SEC”) after that date, as such risks, uncertainties and other important factors may be updated from time to time in HTI’s subsequent reports. Please see pages 14 and 15 for further information. Further, forward - looking statements speak only as of the date they are made, and HTI undertakes no obligation to update or revise any forward - looking statement to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results, unless required to do so by law. This presentation includes estimated projections of future operating results. These projections were not prepared in accordan ce with published guidelines of the SEC or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of financial projections. This information is not fact and should not be relied upon as being necessarily indicative of future results; the projections were pr epared in good faith by management and are based on numerous assumptions that may prove to be wrong. Important factors that may affect actual results an d cause the projections to not be achieved include, but are not limited to, risks and uncertainties relating to the Company and other factors described in the section titled Risk Factors of HTI’s Annual Report on Form 10 - K for the year ended December 31, 2022 filed on March 17, 2023 and all other filings with the SEC after that date. The projections also reflect assumptions as to certain business decisions that are subject to change. As a result, actual results ma y differ materially from those contained in the estimates. Accordingly, there can be no assurance that the estimates will be realized. This presentation includes certain non - GAAP financial measures, including net operating income (“NOI”). NOI is a non - GAAP measur e of our financial performance and should not be considered as an alternative to net income as a measure of financial performance, or any other per formance measure derived in accordance with GAAP and it should not be construed as an inference that our future results will be unaffected by unusual or non - recurring items. The reconciliation of net income to NOI for the applicable periods is set forth on page 18 to this presentation.

14 Forward - Looking Statements Certain statements made in this presentation are “forward - looking statements” (as defined in Section 21E of the Securities Excha nge Act of 1934, as amended), which reflect the expectations of the Company regarding future events. The forward - looking statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those contained in the forward - looking statements. Such forward - lookin g statements include, but are not limited to, market and other expectations, objectives, and intentions, as well as any other statements that are not historica l f acts. Our potential risks and uncertainties are presented in the section titled “Item 1A - Risk Factors” disclosed in our Annual Report on Form 10 - K for the year ended December 31, 2022 filed with the SEC on March 17, 2023 and all other filings with the SEC after that date. We disclaim any ob lig ation to update and revise statements contained in these materials to reflect changed assumptions, the occurrence of unanticipated events or changes to fut ure operating results over time, unless required by law. The following are some of the risks and uncertainties relating to us, although not all risks and unce rta inties, that could cause our actual results to differ materially from those presented in our forward - looking statements: • Our operating results are affected by economic and regulatory changes that have an adverse impact on the real estate market i n g eneral. • Our property portfolio has a high concentration of properties located in Florida. Our properties may be adversely affected by ec onomic cycles and risks inherent to those states. • Our loan agreement in connection with the Barclay’s MOB Loan requires us to maintain a minimum balance of cash and cash equiv ale nts totaling $12.5 million, which may restrict our ability to use cash that would otherwise be available to us. • A reduction in our NOI can impact our ability to satisfy debt covenants and could adversely affect our business. • We are subject to risks associated with a pandemic, epidemic or outbreak of a contagious disease, such as the global COVID - 19 pa ndemic, including negative impacts on our tenants and operators and their respective businesses. • Inflation and continuing increases in the inflation rate will have an adverse effect on our investments and results of operat ion s. • No public market currently exists, or may ever exist, for shares of our common stock and our shares are, and may continue to be, illiquid. • In owning properties we may experience, among other things, unforeseen costs associated with complying with laws and regulati ons and other costs, potential difficulties selling properties and potential damages or losses resulting from climate change. • We focus on acquiring and owning a diversified portfolio of healthcare - related assets located in the United States and are subje ct to risks inherent in concentrating investments in the healthcare industry. • The healthcare industry is heavily regulated, and we, our tenants, and operators may be impacted by new or existing laws or r egu lations, or changes to these laws or regulations, such as the CARES Act and the auditing and reporting requirements instituted by the CARES Act. • Loss of licensure or failure to obtain licensure could result in the inability of tenants to make lease payments to us. • We depend on tenants for our rental revenue and, accordingly, our rental revenue depends upon the success and economic viabil ity of our tenants. Lease terminations, tenant default and bankruptcy have adversely affected and could in the future adversely affect our income and c ash flow. • We assume additional operating risks and are subject to additional regulation and liability because we depend on eligible ind epe ndent contractors to manage some of our facilities.

15 Forward - Looking Statements (Continued) • We have substantial indebtedness and may be unable to repay, refinance, restructure or extend our indebtedness as it becomes due . Increases in interest rates could increase the amount of our debt payments. We will likely incur additional indebtedness in the future. • We depend on our Advisor and our Property Manager to provide us with executive officers, key personnel and all services requi red for us to conduct our operations and our operating performance may be impacted by an adverse changes in the financial health or reputation of our Advisor and our Property Manager. • All of our executive officers face conflicts of interest, such as conflicts created by the terms of our agreements with the A dvi sor and compensation payable thereunder, conflicts allocating investment opportunities to us, and conflicts in allocating their time and attention to our mat ters. Conflicts that arise may not be resolved in our favor and could result in actions that are adverse to us. • We have long - term agreements with our Advisor and its affiliates that may be terminated only in limited circumstances and may re quire us to pay a termination fee in some cases. • Estimated Per - Share NAV may not accurately reflect the value of our assets and may not represent what a stockholder may receive on a sale of the shares, what they may receive upon a liquidation of our assets and distribution of the net proceeds or what a third party may pay to acquire us . • The stockholder rights plan adopted by our board of directors, our classified board and other aspects of our corporate struct ure and Maryland law may discourage a third party from acquiring us in a manner that might result in a premium price to our stockholders. • Restrictions on share ownership contained in our charter may inhibit market activity in shares of our stock and restrict our bus iness combination opportunities. • We may fail to continue to qualify as a REIT.

16 Appendix

17 Definitions Annualized Straight - Line Base Rent : Represents the total contractual base rents on a straight - line basis to be received throughout the duration of the lease currently in place expressed as a per annum value . Includes adjustments for non - cash portions of rent . Cap Rate : Capitalization rate is a rate of return on a real estate investment property based on the expected, annualized straight - lined rental income that the property will generate under its existing lease during its first year of ownership . Capitalization rate is calculated by dividing the annualized straight - lined rental income the property will generate (before debt service and depreciation and after fixed costs and variable costs) by the purchase price of the property . The weighted average capitalization rate is based upon square feet . Cash Rent : Represents total of all contractual rents on a cash basis due from tenants as stipulated in the originally executed lease agreements at inception or any lease amendments thereafter . We calculate “original Cash Rent collections” by comparing the total amount of rent collected during the period to the original Cash Rent due . Total rent collected during the period includes both original Cash Rent due and payments made by tenants pursuant to rent deferral agreements . Lease Term Remaining : Current portfolio calculated from June 30 , 2023 . Weighted based on square feet . Liquidity : As of June 30 , 2023 , HTI had $ 71 . 7 million in cash and cash equivalents, and $ 189 . 2 million available for future borrowings under HTI's credit facility, of which $ 112 . 0 million was available for general corporate purposes and acquisitions, with the remainder available to repay other existing debt obligations . During Q 2 ’ 23 , HTI terminated its Credit Facility which eliminated its borrowing availability thereunder . Net Debt : Total gross debt of $ 1 . 2 billion less cash and cash equivalents of $ 71 . 7 million as of June 30 , 2023 . NOI : Defined as a non - GAAP financial measure used by us to evaluate the operating performance of our real estate . NOI is equal to revenue from tenants, less property operating and maintenance expenses . NOI excludes all other items of expense and income included in the financial statements in calculating net income (loss) . Net Leverage : Represents “Net Debt” as defined above divided by total assets of approximately $ 2 . 2 billion (which includes cash and cash equivalents) plus accumulated depreciation and amortization of $ 643 . 7 million as of June 30 , 2023 . Occupancy : For MOB properties, occupancy represents percentage of square footage of which the tenant has taken possession of divided by the respective total rentable square feet as of the date or period end indicated . For SHOP properties, occupancy represents total units occupied divided by total units available as of the date or period end indicated . Lease Renewal Rental Spread : Percentage change from prior lease annualized SLR to renewal lease annualized SLR

18 Reconciliation of Non - GAAP Metrics: NOI Three Months Ended June 30, 2023 (In thousands) Medical Office Buildings Seniors Housing — Operating Properties Consolidated Revenue from tenants $ 33,920 $ 52,184 $ 86,104 Property operating and maintenance (9,438) (44,131) (53,569) NOI $ 24,482 $ 8,053 $ 32,535 Impairment charges – Operating fees to related parties (6,369) Acquisition and transaction related (148) General and administrative (4,331) Depreciation and amortization (20,568) Interest expense (18,703) Interest and other income 313 Loss on sale of real estate investments (306) Gain on non - designated derivatives 286 Income tax expense (41) Net loss attributable to non - controlling interests 22 Allocation for preferred stock (3,449) Net loss attributable to common stockholders $ (20,759) Three Months Ended June 30, 2022 (In thousands) Medical Office Buildings Seniors Housing — Operating Properties Consolidated Revenue from tenants $ 32,493 $ 51,333 $ 83,826 Property operating and maintenance (8,352) (44,240) (52,592) NOI $ 24,141 $ 7,093 $ 31,234 Impairment charges (6,193) Operating fees to related parties (6,352) Acquisition and transaction related (375) General and administrative (3,999) Depreciation and amortization (20,251) Interest expense (12,050) Interest and other income 2 Gain/Loss on sale of real estate investments – Gain on non - designated derivatives 392 Income tax expense (43) Net loss attributable to non - controlling interests 29 Allocation for preferred stock (3,449) Net loss attributable to common stockholders $ (21,055)

19 HealthcareTrustInc.com ▪ For account information, including balances and the status of submitted paperwork, please call us at (866) 902 - 0063 ▪ Financial Advisors may view client accounts at www.computershare.com/advisorportal ▪ Shareholders may access their accounts at www.computershare.com/hti